UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2020 (June 2, 2020)

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A
New York,	NY	10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (212) 364-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to Vote of Security Holders.

Granite Point Mortgage Trust Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2020, for the purpose of: (i) electing six directors to serve on the Company’s board of directors until the 2021 Annual Meeting of Stockholders; (ii) holding an advisory vote relating to executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. On April 3, 2020, the record date for the Annual Meeting, there were 55,136,885 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 48,580,788 shares represented in person or by proxy at the Annual Meeting, constituting a quorum for the transaction of business.

Proposal 1 - Election of Directors

Each of the six director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2021 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen G. Kasnet	35,842,672	357,234	121,877	12,259,005
John ("Jack") A. Taylor	34,300,481	1,900,717	120,585	12,259,005
Tanuja M. Dehne	35,605,106	590,434	126,243	12,259,005
Martin A. Kamark	35,806,725	394,893	120,165	12,259,005
W. Reid Sanders	35,850,665	350,194	120,924	12,259,005
Hope W. Woodhouse	35,818,368	388,870	114,545	12,259,005

Proposal 2 - Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
35,593,066	551,245	177,472	12,259,005

Proposal 3 - Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The proposal received the following final voting results:

For	Against	Abstain
48,180,901	268,925	130,962

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Assistant Secretary

Date: June 3, 2020